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                                                                    Exhibit 99.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        (12 U.S.C. (S) 1350, AS ADOPTED)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.(S) 1350, as adopted), Kent Kleeberger, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Too, Inc., hereby certifies that:

     1. The Company's Quarterly Report on Form 10-Q for the period ended August 3, 2002, to which this Certification is attached as Exhibit
          99.2 (the "Periodic Report"), fully complies with the requirements of
          Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 11, 2002


                                       /s/  Kent A. Kleeberger
                                       -----------------------------
                                       Kent A. Kleeberger
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer

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